--------------------------------
                        Annual Report September 30, 1998
                        --------------------------------

                                   OPPENHEIMER

                                  Intermediate
                                 Municipal Fund


                                [GRAPHIC OMITTED]


                                     [LOGO]
                               OppenheimerFunds(R)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview with Your Fund's Manager

 8 Fund Performance

13 Financial Statements

33 Independent Auditors' Report

34 Federal Income Tax Information

35 Officers and Trustees

36 Information and Services

 Report highlights
--------------------------------------------------------------------------------

o Four-star Morningstar: The Fund's Class A shares have maintained a 4-star ranking (****) from Morningstar for the 3-, 5- and 10-year periods ended September 30, 1998, among 1,581 (3-year), 943 (5-year), and 359 (10-year)
municipal funds.(1)

o Over the period, municipal bonds did not perform as well as U.S. Treasury bonds, which benefited from the global flight to quality brought about by the Asian economic crisis.

o In our opinion, tax-free municipal bond yields are extremely attractive in relation to taxable U.S. Treasury bond yields.

Avg Annual Total Returns
For the 1-Year Period
Ended 9/30/98

Class A
Without        With
Sales Chg.(2)  Sales Chg.(3)

----------------------------
8.14%          4.35%
----------------------------

Class B
Without        With
Sales Chg.(2)  Sales Chg.(3)

----------------------------
7.32%          3.32%
----------------------------

Class C
Without        With
Sales Chg.(2)  Sales Chg.(3)

----------------------------
7.34%          6.34%
----------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

1. Source: Morningstar, Inc., 9/30/98. Morningstar ranks mutual funds in broad investment classes, based on risk adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%:
4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star.

2. Includes changes in net asset value per share without deducting any sales charges.

3. Class A return includes the current maximum initial sales charge of 3.50%. Class B return includes the applicable contingent deferred sales charge of 4%. Class C return includes the contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                   2 Oppenheimer Intermediate Municipal Fund

 Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO]

James C. Swain
Chairman
Oppenheimer
Intermediate
Municipal Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Intermediate
Municipal Fund

The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since late summer, amid heightened global concern, stocks declined sharply. Yet, despite continued economic concerns worldwide, the bond market appeared ready to benefit.

      Why have the stock and bond markets responded differently? The financial crises in Asia and Russia have weakened the earnings of some large U.S. corporations and have contributed to a slowdown in U.S. economic growth. Although this slowing economic growth has negatively impacted stocks, it created a positive environment for bonds. That's because slowing economic growth generally means fewer inflationary pressures and, as we've recently seen, interest rates also tend to decline.

      What should you do during this period of relative uncertainty? If you have well-defined, long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

      As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the per spective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,


/s/ James C. Swain      /s/ Bridget A. Macaskill

James C. Swain          Bridget A. Macaskill
October 21, 1998


                   3 Oppenheimer Intermediate Municipal Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

"One of the major decisions that a bond manager makes is regarding duration."

How did Oppenheimer Intermediate Municipal Fund perform during the last 12 months?

The Fund provided investors with strong total returns for the last 12 months. In fact, the Fund's Class A shares have maintained a 4-star ranking (****) from Morningstar for the 3-, 5- and 10-year periods ended September 30, 1998, among 1,581 (3-year), 943 (5-year), and 359 (10-year) municipal funds.(1)

What factors affected the Fund's performance?

A bias toward a longer than average duration during a period of falling interest rates was the key factor driving the Fund's performance. Also, the Fund's allocations to higher yielding securities enhanced returns through the additional yield.

      While the fund performed well relative to its peers, municipal bonds as a sector have lagged behind the gains in Treasury bonds. The Asian economic crisis, which surfaced last summer, caused investors to seek the safety and liquidity of U.S. Treasury bonds, and ignore all other fixed income securities.

      Another reason why municipal bonds' performance lagged behind that of Treasury securities is that most munis are "callable" and Treasury bonds are not. In other words, Treasury securities cannot be redeemed before maturity by the issuer, in this case the U.S. government. In contrast, most municipal bond investors risk such calls when interest rates fall dramatically, forcing them to reinvest at lower yields. As a result, prices on municipal bonds do not rise as much in a falling interest rate environment as prices on non-callable Treasury notes and bonds.


                   4 Oppenheimer Intermediate Municipal Fund

[PHOTO]

Portfolio Management
Team (l to r)
Bob Patterson,
Caryn Halbrecht
(Portfolio Manager),
Jerry Webman

In comparison to last year, the supply of municipal bonds in 1998 has doubled. This has contributed to munis' dampened performance vs. Treasuries. Low interest rates have encouraged munici palities to issue new bonds and refinance old debt at lower rates. In addition, state and local governments have enjoyed a healthier fiscal environment, which has per mitted them to obtain political backing for new projects. The combination of these factors have led to tax exempt yields on Aaa municipals which are equal to or higher than long Treasury bonds, representing terrific value.

What specific investment strategies have worked well for the Fund?

Oppenheimer Intermediate Municipal Fund includes some BBB and lower rated bonds, which offer the potential for enhancing returns though additional tax free yield. In anticipation of a possible slowdown in the U.S. economy, we are carefully re-examining each of these holdings and selling or swapping those securities that may be too adversely impacted.

1. Source: Morningstar, Inc., 9/30/98. Morningstar ranks mutual funds in broad investment classes, based on risk adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%:
4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star.


                   5 Oppenheimer Intermediate Municipal Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

Avg Annual Total Returns
For the Periods Ended 9/30/98(2)

Class A

1 year  5 year  10 year
-------------------------
4.35%   5.00%   7.47%
-------------------------

Class B

                Since
1 year  5 year  Inception
-------------------------
3.32%   N/A     5.93%
-------------------------

Class C

                Since
1 year  5 year  Inception
-------------------------
6.34%   N/A     5.19%
-------------------------


Another strategy of the fund was to emphasize bonds maturing in 15 years, which given the risk taken, generally offered better yield than longer-term investments. For instance, an investor might pick up an extra percentage point by extending a maturity from one to 15 years, whereas an extension from 15 to 30 years would only add another 20 basis points in yield.

      Another strategy that worked well was to take advantage of the market's performance for non-callable munis, which are very popular in a period of declining interest rates. We sold some of these non-callable bonds at high prices and bought some very attractively priced callable bonds at higher relative yields. However, we focused on bonds that couldn't be called for ten years.

What is your outlook for the bond market over the coming months?

We do not believe that the global economic turmoil will be over very soon. That suggests a continuation of sluggish growth, very low inflation, and low interest rates--which is a good environment for the bondholder. However, a slowing economic environment suggests that we must continue to focus on credit quality in our bond selections. Investors are once again demanding a premium for credit risk.

2. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 3.50%. Class A shares were first publicly offered on 11/11/86. The Fund's maximum sales charge for Class A shares was higher prior to 2/1/92, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 2% (since inception on 9/11/95). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 12/1/93. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                    6 Oppenheimer Intermediate Municipal Fund

Credit Allocation(3)

[The following table was originally a pie chart in the printed materials.]

o AAA         44.4%
o AA           4.7
o A           23.1
o BBB         12.7
o BB          13.1
o B            2.0

Standardized Yields(4)
For the 30 Days Ended 9/30/98
-----------------------------
Class A       3.85%
Class B       3.24
Class C       3.24
-----------------------------

Although municipal bonds have underperformed in recent months, we believe that they remain very attractive investments compared to U.S. Treasury bonds. As of September 30, 1998, Oppenheimer Intermediate Municipal Fund Class A shares' yield of 3.85% at fiscal year end is equivalent to a taxable yield of 6.37% for an investor in the federal income tax bracket of 39.6%. We think investors will find these yields attractive, particularly if the stock market continues to encounter difficulty. Regardless of the market environment, we will continue to search for municipal bonds that offer high-quality tax-exempt income for our shareholders. This search for quality, yield and performance is what makes Oppenheimer Intermediate Municipal Fund part of The Right Way to Invest.

 10 Largest Positions by State(3)
--------------------------------------------------------------------------------
 California                                                                17.4%
--------------------------------------------------------------------------------
 New York                                                                  16.9
--------------------------------------------------------------------------------
 Illinois                                                                  11.8
--------------------------------------------------------------------------------
 Pennsylvania                                                               8.7
--------------------------------------------------------------------------------
 Michigan                                                                   5.2
--------------------------------------------------------------------------------
 New Jersey                                                                 3.8
--------------------------------------------------------------------------------
 Texas                                                                      3.3
--------------------------------------------------------------------------------
 Connecticut                                                                3.3
--------------------------------------------------------------------------------
 Ohio                                                                       2.8
--------------------------------------------------------------------------------
 Indiana                                                                    2.5
--------------------------------------------------------------------------------

3. Portfolio data is subject to change. Percentages are as of September 30, 1998, and are dollar-weighted based on investment assets. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 16.1% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category. 4. Standardized yield is based on net investment income for the 30-day period ended September 30, 1998. Falling share prices will tend to artificially raise yields.


                   7 Oppenheimer Intermediate Municipal Fund

 Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended September 30, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance. During the past fiscal year that ended September 30, 1998, Oppenheimer Intermediate Municipal Fund's investments generally appreciated in a falling interest rate environment. However, the municipal bond market as a whole did not perform as well as the U.S. Treasury bond market, which global investors sought as a refuge from the Asian economic crisis. As a result, municipal bond price increases have lagged behind those of taxable investments. However, municipal bonds are currently offering very attractive yields, particularly for those investors in high tax brackets. The Fund's portfolio and its portfolio manager's strategies are subject to change.

      During the Fund's fiscal year ended September 30, 1998, the Fund maintained the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class Ashares at a constant level. The Fund was able to pay dividends at the targeted level from net investment income and other distributable income, without any material impact on the Manager's portfolio management practices or on the Fund's net asset value per share.


                   8 Oppenheimer Intermediate Municipal Fund

      o Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until September 30, 1998. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from inception of the Class on September 11, 1995. In the case of Class C shares, performance is measured from inception of the Class on December 1, 1993. The Fund's performance reflects the deduction of the 3.5% maximum initial sales charge on Class A shares, the 4% (1-year) and 2% (since inception) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market.

      Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                   9 Oppenheimer Intermediate Municipal Fund

 Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Intermediate Municipal Fund (Class A) and Lehman Brothers Municipal Bond Index

  [The following table was originally a line graph in the printed materials.]

           Oppenheimer Intermediate       Lehman Brothers Municipal
            Municipal Fund Class A                Bond Index

9.30.88              9650                           10000
9.30.89             10551                           10868
9.30.90             11198                           11607
9.30.91             12677                           13137
9.30.92             14083                           14511
9.30.93             15534                           16359
9.30.94             15241                           15960
9.30.95             16580                           17747
9.30.96             17477                           18819
9.30.97             19000                           20514
9.30.98             20546                           22301

Average Annual Total Return of Class A Shares of the Fund at 9/30/98(1)

1 Year 4.35%   5 Year 5.00%  10 Year 7.47%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Intermediate Municipal Fund (Class B) and Lehman Brothers Municipal Bond Index

  [The following table was originally a line graph in the printed materials.]

           Oppenheimer Intermediate       Lehman Brothers Municipal
            Municipal Fund Class B                Bond Index

9.11.95             10000                           10000
9.30.95             10011                           10063
9.30.96             10469                           10671
9.30.97             11295                           11631
9.30.98             11922                           12645

Average Annual Total Return of Class B Shares of the Fund at 9/30/98(2)

1 Year 3.32%   Life 5.93%


                   10 Oppenheimer Intermediate Municipal Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Intermediate Municipal Fund (Class C) and Lehman Brothers Municipal Bond Index

  [The following table was originally a line graph in the printed materials.]

           Oppenheimer Intermediate       Lehman Brothers Municipal
            Municipal Fund Class C                Bond Index

12.1.93             10000                           10000
9.30.94              9748                            9824
9.30.95             10541                           10924
9.30.96             11029                           11584
9.30.97             11894                           12627
9.30.98             12766                           13728

Average Annual Total Return of Class C Shares of the Fund at 9/30/98(3)
1 Year 6.34%   Life 5.19%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 8/31/95 for Class B and 11/30/93 for Class C.

1. The average annual total returns are shown net of the applicable 3.50% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 9/11/95. The average annual total returns are shown net of the applicable 4% and 2% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 2% contingent deferred sales charge.

3. Class C shares of the Fund were first publicly offered on 12/1/93. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                   11 Oppenheimer Intermediate Municipal Fund

Financials
--------------------------------------------------------------------------------


                   12 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
 Statement of Investments  September 30, 1998
--------------------------------------------------------------------------------

                                                        Ratings
                                                        Moody's/
                                                        S&P/Fitch    Face          Market Value
                                                        (Unaudited)  Amount        See Note 1
===============================================================================================
Municipal Bonds and Notes--99.8%
-----------------------------------------------------------------------------------------------
Alabama--0.8%
Huntsville, AL Health Care Authority RRB, Series A,
MBIA Insured, 5.50%, 6/1/08                             Aaa/AAA      $ 1,000,000   $  1,095,300
-----------------------------------------------------------------------------------------------
Arizona--2.5%
AZ Educational LMC RRB, Jr. Subseries, 6.30%, 12/1/08   Aa2/NR/A       3,155,000      3,387,681
-----------------------------------------------------------------------------------------------
California--17.6%
Berkeley, CA HF RRB, Alta Bates Medical Center,
Series A, 6.50%, 12/1/11                                A2/NR          3,000,000      3,321,900
-----------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, Episcopal Homes
Foundation, 5.125%, 7/1/13                              NR/A-          2,000,000      2,057,720
-----------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP, Cedars-Sinai
Medical Center, 5.40%, 11/1/15                          A1/NR          3,000,000      3,092,250
-----------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP, Cedars-Sinai
Medical Center, MBIA Insured, 6.50%, 8/1/12             Aaa/AAA        1,000,000      1,219,920
-----------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP, Inverse Floater,
7.066%, 11/1/15(1)                                      A1/NR          2,000,000      2,122,500
-----------------------------------------------------------------------------------------------
Long Beach, CA Harbor RRB, Series A, FGIC Insured,
6%, 5/15/09                                             Aaa/AAA        1,000,000      1,150,630
-----------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A, MBIA Insured,
5.95%, 8/1/10                                           Aaa/AAA        1,000,000      1,167,440
-----------------------------------------------------------------------------------------------
Riverside Cnty., CA Refunding COP, Air Force Village
West, Inc., Series A, 8.125%, 6/15/12                   NR/NR          2,290,000      2,553,327
-----------------------------------------------------------------------------------------------
Sacramento Cnty., CA SPTX Refunding Bonds, CFD
No. 1, 5.60%, 12/1/11                                   NR/NR          1,435,000      1,478,753
-----------------------------------------------------------------------------------------------
Sacramento Cnty., CA SPTX Refunding Bonds, CFD
No. 1, 5.80%, 9/1/09                                    NR/NR            790,000        836,436
-----------------------------------------------------------------------------------------------
Sacramento Cnty., CA SPTX Refunding Bonds, CFD
No. 1, 5.90%, 9/1/10                                    NR/NR            785,000        834,683
-----------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration Authority RB,
Procter & Gamble Project, 6.375%, 7/1/10                NR/BBB-        1,100,000      1,261,546
-----------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road CAP RRB, Series A, MBIA Insured,
Zero Coupon, 5.25%, 1/15/11(2)                          Aaa/AAA        5,450,000      3,144,378
                                                                                   ------------
                                                                                     24,241,483


                   13 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                          Ratings
                                                          Moody's/
                                                          S&P/Fitch    Face           Market Value
                                                          (Unaudited)  Amount         See Note 1
--------------------------------------------------------------------------------------------------
Colorado--1.1%
Denver, CO City & Cnty. Airport RB, Series A, 7%,
11/15/99                                                  Baa2/BBB     $ 1,000,000    $  1,035,110
--------------------------------------------------------------------------------------------------
Meridian Metropolitan District, CO GORB, 7.50%,
12/1/11                                                   A3/NR            500,000         548,425
                                                                                      ------------
                                                                                         1,583,535

--------------------------------------------------------------------------------------------------
Connecticut--3.3%
CT DAU RB, Mystic Marinelife Aquarium Project,
Series A, 6.875%, 12/1/17                                 NR/NR          1,000,000       1,085,820
--------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special RB,
Prerefunded, Series A, 6.50%, 9/1/05(3)                   Aaa/AAA        1,240,000       1,428,542
--------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special RB,
Sub. Lien, Series B, 5.60%, 9/1/09(3)                     Baa3/NR          600,000         640,770
--------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special RB,
Unrefunded Balance, Series A, 6.50%, 9/1/05(3)            Baa3/BBB-      1,260,000       1,430,780
                                                                                      ------------
                                                                                         4,585,912

--------------------------------------------------------------------------------------------------
Delaware--1.5%
DE HFAU RB, Christiana Care Health Services,
AMBAC Insured, 5.25%, 10/1/12                             Aaa/AAA        2,000,000       2,112,140
--------------------------------------------------------------------------------------------------
Florida--2.0%
FL HFA MH RRB, Series C, 6%, 8/1/11                       NR/AAA         1,000,000       1,090,630
--------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST RB, Series A, 6.30%,
5/1/02                                                    NR/NR          1,645,000       1,696,373
                                                                                      ------------
                                                                                         2,787,003

--------------------------------------------------------------------------------------------------
Illinois--11.9%
Chicago, IL BOE GOB, Chicago School Reform
Project, MBIA Insured, 6.25%, 12/1/11                     Aaa/AAA        1,000,000       1,185,010
--------------------------------------------------------------------------------------------------
Cook Cnty., IL Community College District No. 508
Lease COP, Series C, MBIA Insured, 7.70%, 12/1/07         Aaa/AAA        1,000,000       1,271,970
--------------------------------------------------------------------------------------------------
Cook Cnty., IL High SDI Refunding CAP GOB,
Series D, FSA Insured, Zero Coupon, 5%, 12/1/08(2)        Aaa/NR         5,040,000       3,250,397
--------------------------------------------------------------------------------------------------
Cook Cnty., IL RB, Series 413, Inverse Floater, 6.40%,
11/15/15(1)                                               NR/NR          5,000,000       5,227,750
--------------------------------------------------------------------------------------------------
IL HFAU RRB, Franciscan Sisters Health Care
Project, Series C, MBIA Insured, 6%, 9/1/09               Aaa/AAA        2,000,000       2,177,800


                   14 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Ratings
                                                  Moody's/
                                                  S&P/Fitch      Face           Market Value
                                                  (Unaudited)    Amount         See Note 1
--------------------------------------------------------------------------------------------
Illinois (continued)
IL HFAU RRB, Methodist Medical Center, MBIA
Insured, 5.50%, 11/15/12                          Aaa/AAA        $ 1,500,000    $  1,618,485
--------------------------------------------------------------------------------------------
Southwestern IL DAU Hospital RB, St. Elizabeth
Medical Center, 8%, 6/1/10                        NR/A               500,000         536,685
--------------------------------------------------------------------------------------------
Waukegan, IL GOB, MBIA Insured,
7.50%, 12/30/03                                   A1/NR            1,000,000       1,141,760
                                                                                ------------
                                                                                  16,409,857

--------------------------------------------------------------------------------------------
Indiana--2.5%
IN Bond Bank RB, State Revolving Fund
Program, Series A, 6.875%, 2/1/12                 NR/AAA           1,135,000       1,312,503
--------------------------------------------------------------------------------------------
IN HFFAU RRB, Holy Cross Health System
Corp., MBIA Insured, 5.375%, 12/1/12              Aaa/AAA/AAA      2,000,000       2,141,540
                                                                                ------------
                                                                                   3,454,043

--------------------------------------------------------------------------------------------
Maine--0.6%
ME Educational LMC Student Loan RRB,
Series A-4, 6.05%, 11/1/04                        Aaa/NR             750,000         812,363
--------------------------------------------------------------------------------------------
Michigan--5.3%
Detroit, MI GORB, Series B, FGIC Insured,
7%, 4/1/04                                        Aaa/AAA          2,000,000       2,297,460
--------------------------------------------------------------------------------------------
MI Hospital FAU RRB, Greater Detroit Sinai
Hospital, Series 1995, 6%, 1/1/08                 A3/NR/BBB        2,500,000       2,780,700
--------------------------------------------------------------------------------------------
MI Strategic Fund SWD RRB, Genesee Power
Station Project, 7.50%, 1/1/21                    NR/NR            2,000,000       2,186,860
                                                                                ------------
                                                                                   7,265,020

--------------------------------------------------------------------------------------------
Nebraska--1.5%
NE Higher Education Loan Program RB, Jr. Sub.
Lien, Series A-6, MBIA Insured, 5.90%, 6/1/03     Aa/NR/A          2,000,000       2,128,900
--------------------------------------------------------------------------------------------
Nevada--1.5%
Clark Cnty., NV PC RRB, Nevada Power Co.
Project, Series D, 5.30%, 10/1/11                 NR/BBB-/BBB      2,000,000       2,026,360
--------------------------------------------------------------------------------------------
New Jersey--3.9%
East Orange, NJ BOE COP, FSA Insured,
5.50%, 8/1/12                                     Aaa/AAA          1,250,000       1,378,300
--------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mortgage-Franciscan Oaks
Project, 5.60%, 10/1/12                           NR/NR            2,500,000       2,549,525
--------------------------------------------------------------------------------------------
NJ HCF FAU RB, Columbus Hospital, Series A,
7.50%, 7/1/21                                     Baa3/BBB-        1,330,000       1,395,263
                                                                                ------------
                                                                                   5,323,088


                   15 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                   Ratings
                                                   Moody's/
                                                   S&P/Fitch      Face           Market Value
                                                   (Unaudited)    Amount         See Note 1
---------------------------------------------------------------------------------------------
New Mexico--0.4%
NM Hospital Equipment Loan Council RB,
San Juan Regional Medical Center, Inc.
Project, 7.90%, 6/1/11                             A3/NR          $   500,000    $    561,600
---------------------------------------------------------------------------------------------
New York--17.0%
NYC GOB, Prerefunded, Series F, 8.40%, 11/15/07    Aaa/AAA          2,490,000       2,871,119
---------------------------------------------------------------------------------------------
NYC GOB, Unrefunded Balance, Series F,
8.40%, 11/15/07                                    A3/A-               10,000          11,425
---------------------------------------------------------------------------------------------
NYC GORB, Series A, AMBAC Insured, 7%, 8/1/07      Aaa/AAA          2,000,000       2,395,860
---------------------------------------------------------------------------------------------
NYC GORB, Series B, AMBAC Insured,
6.20%, 8/15/06                                     Aaa/AAA          1,500,000       1,702,860
---------------------------------------------------------------------------------------------
NYC IDAU SPF RB, Terminal One Group Assn.
Project, 6%, 1/1/08                                A3/A/A-          2,000,000       2,176,840
---------------------------------------------------------------------------------------------
NYC IDAU SPF RB, Terminal One Group Assn.
Project, 6.10%, 1/1/09                             A3/A/A-          2,000,000       2,176,280
---------------------------------------------------------------------------------------------
NYS DA RRB, Second Hospital-Jamaica
Hospital, Series F, 5.10%, 2/15/12                 Baa1/BBB+/A      3,000,000       3,105,450
---------------------------------------------------------------------------------------------
NYS DA RRB, Second Hospital-North General
Hospital, Series G, 5.10%, 2/15/11                 Baa1/BBB+/A      3,000,000       3,132,360
---------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A, 6.375%,
11/1/04                                            Baa1/BBB+        2,000,000       2,250,820
---------------------------------------------------------------------------------------------
Oneida-Herkimer, NY Solid Waste Management
Authority RRB, FSA Insured, 5.50%, 4/1/10          Aaa/AAA/AAA      3,330,000       3,668,961
                                                                                 ------------
                                                                                   23,491,975

---------------------------------------------------------------------------------------------
Ohio--2.8%
Cleveland, OH COP, Stadium Project, AMBAC
Insured, 6%, 11/15/09                              Aaa/AAA          1,000,000       1,149,490
---------------------------------------------------------------------------------------------
Montgomery Cnty., OH HCF RRB, Series B,
6%, 2/1/10                                         NR/NR            1,000,000       1,036,630
---------------------------------------------------------------------------------------------
OH Solid Waste RB, Republic Engineered
Steels, Inc. Project, 9%, 6/1/21                   NR/NR            1,600,000       1,739,344
                                                                                 ------------
                                                                                    3,925,464


                   16 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Ratings
                                                     Moody's/
                                                     S&P/Fitch      Face           Market Value
                                                     (Unaudited)    Amount         See Note 1
-----------------------------------------------------------------------------------------------
Oklahoma--0.8%
OK Industrial Authority Health Systems RB,
Baptist Medical Center, Series C, AMBAC
Insured, 7%, 8/15/05                                 Aaa/AAA/AAA    $   955,000    $  1,117,847
-----------------------------------------------------------------------------------------------
Pennsylvania--8.8%
Lehigh Cnty., PA GP RRB, Kidspeace Obligation
Group, 6%, 11/1/18                                   NR/NR            2,165,000       2,201,935
-----------------------------------------------------------------------------------------------
PA EDFAU RR RB, Northampton Generating,
Sr. Lien, Series A, 6.40%, 1/1/09                    NR/NR            2,000,000       2,138,480
-----------------------------------------------------------------------------------------------
Philadelphia, PA Airport RB, Series 387A,
Inverse Floater, 6.95%, 6/15/12(1)                   Aaa/AAA/AAA      2,000,000       2,236,800
-----------------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RRB,
Jeanes Health System Project, 6.20%, 7/1/00          Baa3/BBB+        1,360,000       1,398,094
-----------------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RRB,
Jefferson Health System, Series A, 5%, 5/15/12       A1/AA-/AA-       1,000,000       1,020,740
-----------------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU RR RRB, Schuylkill
Energy Resources, Inc., 6.50%, 1/1/10(4)             NR/NR/BB         3,095,000       3,128,766
                                                                                   ------------
                                                                                     12,124,815

-----------------------------------------------------------------------------------------------
South Carolina--1.4%
Florence Cnty., SC IDV RB, Stone Container
Project, 7.375%, 2/1/07                              NR/NR            1,730,000       1,871,306
-----------------------------------------------------------------------------------------------
Tennessee--2.1%
Chattanooga-Hamilton Cnty., TN HA RB, Erlanger
Medical Center, Prerefunded, Series B, FSA
Insured, Inverse Floater, 9.956%, 5/25/21(1)         Aaa/AAA          1,500,000       1,777,500
-----------------------------------------------------------------------------------------------
Memphis Shelby Cnty., TN Airport Authority RRB,
Series A, MBIA Insured, 6.25%, 2/15/11               Aaa/AAA          1,000,000       1,169,280
                                                                                   ------------
                                                                                      2,946,780

-----------------------------------------------------------------------------------------------
Texas--3.3%
Port Corpus Christi, TX IDV Corp. RRB, Valero
Energy Corp., Series D, 5.125%, 4/1/09               Baa3/BBB-        2,000,000       2,020,060
-----------------------------------------------------------------------------------------------
Tarrant Cnty., TX HFDC RB, Texas Health
Resources System, Series A, MBIA Insured,
5.75%, 2/15/11                                       Aaa/AAA          2,330,000       2,589,888
                                                                                   ------------
                                                                                      4,609,948


                   17 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                       Ratings
                                                       Moody's/
                                                       S&P/Fitch      Face              Market Value
                                                       (Unaudited)    Amount            See Note 1
----------------------------------------------------------------------------------------------------
Utah--1.5%
Davis Cnty., UT Solid Waste Management &
Recovery RRB, Special Service District,
6.125%, 6/15/09                                        Baa2/BBB+      $ 2,000,000       $  2,124,020
----------------------------------------------------------------------------------------------------
Vermont--0.7%
VT SAC Educational Loan RB, Series A-3, FSA
Insured, 6.25%, 6/15/03                                Aaa/AAA            900,000            974,016
----------------------------------------------------------------------------------------------------
Virginia--2.2%
Pocahontas Parkway Assn., VA Toll Road CAP RB,
Sub. Lien, Series C, 5%, 8/15/11                       NR/A/A           3,000,000          3,033,330
----------------------------------------------------------------------------------------------------
Washington--0.8%
WA PP Supply System RRB, Nuclear Project No. 1,
5.40%, 7/1/12                                          Aa1/AA-/AA-      1,000,000          1,044,060
----------------------------------------------------------------------------------------------------
District of Columbia--0.8%
DC Hospital RRB, Medlantic Healthcare Group,
Series A, MBIA Insured, 6%, 8/15/12                    Aaa/AAA          1,000,000          1,151,820
----------------------------------------------------------------------------------------------------
U.S. Possessions--1.2%
PR CMWLTH GOB, 6.35%, 7/1/10                           Aaa /AAA         1,500,000          1,716,930
                                                                                        ------------
Total Municipal Bonds and Notes (Cost $128,910,329)                                      137,906,596

====================================================================================================
Short-Term Tax-Exempt Obligations--0.8%
----------------------------------------------------------------------------------------------------
IA FAU SWD RB, Cedar River Paper Co. Project,
Series A, 4.35%, 10/1/98(5) (Cost $1,100,000)                           1,100,000          1,100,000

----------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $130,010,329)                             100.6%       139,006,596
----------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                         (.6)          (888,259)
                                                                      -----------       ------------
Net Assets                                                                  100.0%      $138,118,337
                                                                      ===========       ============


                   18 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
To simplify the listings of securities, abbreviations are used per the table below:

BOE   --Board of Education                          HFFAU--Health Facilities Finance Authority
CAP   --Capital Appreciation                        IDV  --Industrial Development
CDD   --Community Development District              IDAU --Industrial Development Authority
CFD   --Community Facilities District               LMC  --Loan Marketing Corp.
CMWLTH--Commonwealth                                MH   --Multifamily Housing
COP   --Certificates of Participation               NYC  --New York City
DA    --Dormitory Authority                         NYS  --New York State
DAU   --Development Authority                       PC   --Pollution Control
EDAU  --Economic Development Authority              PP   --Public Power
EDFAU --Economic Development Finance Authority      RB   --Revenue Bonds
FAU   --Finance Authority                           RR   --Resource Recovery
GP    --General Purpose                             RRB  --Revenue Refunding Bonds
GOB   --General Obligation Bonds                    SAC  --Student Assistance Corp.
GORB  --General Obligation Refunding Bonds          SCDAU--Statewide Communities Development Authority
HA    --Hospital Authority                          SDI  --School District
HCF   --Health Care Facilities                      SPAST--Special Assessment
HEFAU --Higher Educational Facilities Authority     SPF  --Special Facilities
HF    --Health Facilities                           SPTX --Special Tax
HFA   --Housing Finance Agency                      SWD  --Solid Waste Disposal
HFAU  --Health Facilities Authority                 USD  --Unified School District
HFDC  --Health Facilities Development Corp.

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $11,364,550 or 8.23% of the Fund's net assets as of September 30, 1998.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,500,092 or 2.53% of the Fund's net assets as of September 30, 1998.

4. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

5. Variable rate security. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on September 30, 1998.

As of September 30, 1998, securities subject to the alternative minimum tax amount to $29,561,410 or 21.40% of the Fund's net assets.

See accompanying Notes to Financial Statements.


                   19 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  September 30, 1998
--------------------------------------------------------------------------------


===============================================================================
Assets
Investments, at value (cost $130,010,329)--
see accompanying statement                                        $ 139,006,596
-------------------------------------------------------------------------------
Cash                                                                    526,963
-------------------------------------------------------------------------------
Receivables:
Investments sold                                                      2,109,957
Interest                                                              1,888,045
Shares of beneficial interest sold                                      405,709
-------------------------------------------------------------------------------
Other                                                                    13,645
                                                                  -------------
Total assets                                                        143,950,915

===============================================================================
Liabilities
Payables and other liabilities:
Investments purchased                                                 5,085,403
Dividends                                                               318,961
Shares of beneficial interest redeemed                                  238,708
Distribution and service plan fees                                       82,087
Transfer and shareholder servicing agent fees                            15,752
Other                                                                    91,667
                                                                  -------------
Total liabilities                                                     5,832,578

===============================================================================
Net Assets                                                        $ 138,118,337
                                                                  =============

===============================================================================
Composition of Net Assets
Paid-in capital                                                   $ 129,168,432
-------------------------------------------------------------------------------
Overdistributed net investment income                                  (108,367)
-------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                 62,005
-------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                    8,996,267
                                                                  -------------
Net assets                                                        $ 138,118,337
                                                                  =============


                   20 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $106,909,030 and 6,830,303 shares of beneficial interest outstanding) $15.65 Maximum offering price per share (net asset value plus sales charge
of 3.50% of offering price)                                               $16.22

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $13,536,747 and 865,057 shares of beneficial interest outstanding)     $15.65

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $17,672,560 and 1,131,105 shares of beneficial interest outstanding)   $15.62

See accompanying Notes to Financial Statements.


                   21 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
 Statement of Operations For the Year Ended September 30, 1998
--------------------------------------------------------------------------------


===============================================================================
Investment Income
Interest                                                            $ 6,868,143

===============================================================================
Expenses
Management fees--Note 4                                                 608,528
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                 235,579
Class B                                                                 108,141
Class C                                                                 163,567
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                   101,294
-------------------------------------------------------------------------------
Registration and filing fees                                             65,968
-------------------------------------------------------------------------------
Shareholder reports                                                      34,769
-------------------------------------------------------------------------------
Custodian fees and expenses                                              16,414
-------------------------------------------------------------------------------
Legal, auditing and other professional fees                              12,467
-------------------------------------------------------------------------------
Accounting service fees--Note 4                                          12,000
-------------------------------------------------------------------------------
Trustees' fees and expenses                                               3,850
-------------------------------------------------------------------------------
Other                                                                     6,046
                                                                    -----------
Total expenses                                                        1,368,623

===============================================================================
Net Investment Income                                                 5,499,520

===============================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                           1,314,919
Closing of futures contracts                                           (832,344)
                                                                    -----------
Net realized gain                                                       482,575

-------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
on investments                                                        3,511,405
                                                                    -----------
Net realized and unrealized gain                                      3,993,980

===============================================================================
Net Increase in Net Assets Resulting from Operations                $ 9,493,500
                                                                    ===========

See accompanying Notes to Financial Statements.


                   22 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                Year Ended September 30,
                                                                1998              1997
===============================================================================================
Operations
Net investment income                                           $   5,499,520     $   5,342,423
-----------------------------------------------------------------------------------------------
Net realized gain (loss)                                              482,575          (151,731)
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation               3,511,405         3,309,533
                                                                -------------     -------------
Net increase in net assets resulting from operations                9,493,500         8,500,225

===============================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                            (4,499,560)       (4,467,924)
Class B                                                              (417,763)         (209,401)
Class C                                                              (635,072)         (533,387)

===============================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                            16,735,997         1,131,907
Class B                                                             5,486,022         4,656,894
Class C                                                             3,214,639         2,643,754

===============================================================================================
Net Assets
Total increase                                                     29,377,763        11,722,068
-----------------------------------------------------------------------------------------------
Beginning of period                                               108,740,574        97,018,506
                                                                -------------     -------------
End of period [including undistributed (overdistributed) net
investment income of $(108,367) and $616,172, respectively]     $ 138,118,337     $ 108,740,574
                                                                =============     =============

See accompanying Notes to Financial Statements.


                   23 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                     Class A
                                                     -----------------------------------------
                                                     Year Ended September 30,
                                                     1998             1997            1996
==============================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $  15.16         $  14.69        $  14.69
----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .69              .80             .79
Net realized and unrealized gain (loss)                   .51              .45            (.01)
                                                     --------         --------        --------
Total income (loss) from investment operations           1.20             1.25             .78

----------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.71)            (.78)           (.78)
Distributions in excess of net realized gain               --               --              --
                                                     --------         --------        --------
Total dividends and distributions to shareholders        (.71)            (.78)           (.78)
----------------------------------------------------------------------------------------------
Net asset value, end of period                       $  15.65         $  15.16        $  14.69
                                                     ========         ========        ========

==============================================================================================
Total Return, at Net Asset Value(4)                      8.14%            8.72%           5.41%

==============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)             $106,909         $ 87,111        $ 83,253
----------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $ 97,001         $ 85,590        $ 82,217
----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                    4.58%            5.35%           5.35%
Expenses(6)                                              0.94%            1.02%           1.02%
----------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                 53%              31%             53%

1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.

2. For the period from September 11, 1995 (inception of offering) to September 30, 1995.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                   24 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               Class B
                                                     ---------------------     ---------------------------------------------
                                                                               Year Ended September 30,
                                                     1995         1994         1998         1997(3)     1996        1995(2)
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $  14.23     $  15.34     $  15.16     $  14.69    $  14.69    $  14.71
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .79          .72          .59          .67         .66         .06
Net realized and unrealized gain (loss)                   .42        (1.00)         .50          .46          --        (.04)
                                                     --------     --------     --------     --------    --------    --------
Total income (loss) from investment operations           1.21         (.28)        1.09         1.13         .66         .02

----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.75)        (.76)        (.60)        (.66)       (.66)       (.04)
Distributions in excess of net realized gain               --         (.07)          --           --          --          --
                                                     --------     --------     --------     --------    --------    --------
Total dividends and distributions to shareholders        (.75)        (.83)        (.60)        (.66)       (.66)       (.04)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  14.69     $  14.23     $  15.65     $  15.16    $  14.69    $  14.69
                                                     ========     ========     ========     ========    ========    ========

============================================================================================================================
Total Return, at Net Asset Value(4)                      8.78%       (1.92)%       7.32%        7.88%       4.56%       0.13%

============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)             $ 80,535     $ 83,456     $ 13,537     $  7,690    $  2,858    $    119
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $ 79,681     $ 79,076     $ 10,830     $  4,763    $  1,440    $     37
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                    5.55%        5.05%        3.92%        4.54%       4.51%       3.87%(5)
Expenses(6)                                              0.98%        1.00%        1.69%        1.79%       1.81%       1.54%(5)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                 55%          51%          53%          31%         53%         55%

(5). Annualized.

(6). Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

(7). The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1998, were $82,864,303 and $65,551,124, respectively.


                   25 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                    Class C
                                                    -----------------------------------------------------------------------
                                                    Year Ended September 30,
                                                    1998            1997            1996            1995           1994(1)
===========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                $  15.13        $  14.67        $  14.67        $  14.18       $  15.14
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .58             .66             .68             .69            .46
Net realized and unrealized gain (loss)                  .51             .47            (.01)            .43           (.83)
                                                    --------        --------        --------        --------       --------
Total income (loss) from investment
operations                                              1.09            1.13             .67            1.12           (.37)

---------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.60)           (.67)           (.67)           (.63)          (.52)
Distributions in excess of net realized gain              --              --              --              --           (.07)
                                                    --------        --------        --------        --------       --------
Total dividends and distributions
to shareholders                                         (.60)           (.67)           (.67)           (.63)          (.59)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  15.62        $  15.13        $  14.67        $  14.67       $  14.18
                                                    ========        ========        ========        ========       ========

===========================================================================================================================
Total Return, at Net Asset Value(4)                     7.34%           7.85%           4.63%           8.13%         (2.54)%

===========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $ 17,673        $ 13,940        $ 10,908        $  7,618       $  8,511
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $ 16,367        $ 11,970        $  9,015        $  7,437       $  4,686
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   3.85%           4.57%           4.56%           4.64%          3.77%(5)
Expenses(6)                                             1.69%           1.77%           1.78%           1.88%          2.24%(5)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                53%             31%             53%             55%            51%

1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.

2. For the period from September 11, 1995 (inception of offering) to September 30, 1995.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1998, were $82,864,303 and $65,551,124, respectively.

See accompanying Notes to Financial Statements.


                   26 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer Intermediate Municipal Fund (the Fund) is a separate series of Oppenheimer Municipal Fund, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from Federal income tax. The Fund will, under normal market conditions, invest at least 80% of its total assets in investment-grade Municipal Securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                   27 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies (continued)

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $671,664, a decrease in accumulated net realized loss on investments of $321,410, and an increase in paid-in capital of $350,254.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities using the effective yield method, in accordance with federal income tax requirements. As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Such cumulative change was limited to a reclassification adjustment and had no impact on net assets or total increase (decrease) in net assets. Accordingly, during the year ended September 30, 1998, amounts have been reclassified to reflect an increase in unrealized appreciation of $671,664. Paid-in capital was decreased by the same amount. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.


                   28 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 Year Ended September 30, 1998     Year Ended September 30, 1997
                                 -----------------------------     -----------------------------
                                 Shares         Amount             Shares         Amount
----------------------------------------------------------------------------------------------
Class A:
Sold                              2,064,197     $ 31,773,631        1,232,638     $ 18,373,341
Dividends and distributions
reinvested                          206,433        3,166,314          202,901        3,016,871
Redeemed                         (1,186,120)     (18,203,948)      (1,357,416)     (20,258,305)
                                 ----------     ------------       ----------     ------------
Net increase                      1,084,510     $ 16,735,997           78,123     $  1,131,907
                                 ==========     ============       ==========     ============

----------------------------------------------------------------------------------------------
Class B:
Sold                                412,276     $  6,321,930          337,796     $  5,030,661
Dividends and distributions
reinvested                           18,206          279,283            8,821          131,375
Redeemed                            (72,787)      (1,115,191)         (33,826)        (505,142)
                                 ----------     ------------       ----------     ------------
Net increase                        357,695     $  5,486,022          312,791     $  4,656,894
                                 ==========     ============       ==========     ============

----------------------------------------------------------------------------------------------
Class C:
Sold                                517,496     $  7,934,925          397,151     $  5,901,848
Dividends and distributions
reinvested                           32,194          492,861           27,933          414,837
Redeemed                           (339,701)      (5,213,147)        (247,738)      (3,672,931)
                                 ----------     ------------       ----------     ------------
Net increase                        209,989     $  3,214,639          177,346     $  2,643,754
                                 ==========     ============       ==========     ============

================================================================================
3. Unrealized Gains and Losses on Investments

As of September 30, 1998, net unrealized appreciation on investments of $8,996,267 was composed of gross appreciation of $9,009,735, and gross depreciation of $13,468.


                   29 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average annual net assets, 0.45% of the next $150 million, 0.425% of the next $250 million and 0.40% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended September 30, 1998 was 0.49% of average annual net assets for Class A, Class B and Class C shares.

            The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

            For the year ended September 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $303,538, of which $55,035 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $166,461 and $74,498, respectively, of which $3,386 was paid to an affiliated broker/dealer for Class C shares. During the year ended September 30, 1998, OFDI received contingent deferred sales charges of $11,878 and $12,321, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1998, OFDI paid $30,812 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                   30 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1998, OFDI paid $3,923, to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $94,754 and $84,398, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1998, OFDI had incurred excess distribution and servicing costs of $273,649 for Class B and $259,730 for Class C.

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

            Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                   31 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
6. Illiquid and Restricted Securities

As of September 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1998, was $3,128,766, which represents 2.27% of the Fund's net assets.

================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended September 30, 1998.


                   32 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Intermediate Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Intermediate Municipal Fund as of September 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1998 and 1997, and the financial highlights for the period October 1, 1993 to September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Intermediate Municipal Fund at September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

Denver, Colorado
October 21, 1998


                   33 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
 Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            None of the dividends paid by the Fund during the fiscal year ended September 30, 1998, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   34 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
 Oppenheimer Intermediate Municipal Fund
--------------------------------------------------------------------------------

A Series of Oppenheimer Municipal Fund


================================================================================
Officers and Trustees    James C. Swain, Chairman and Chief Executive Officer
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Avis, Trustee
                         William A. Baker, Trustee
                         Charles Conrad, Jr., Trustee
                         Jon S. Fossel, Trustee
                         Sam Freedman, Trustee
                         Raymond J. Kalinowski, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         Ned M. Steel, Trustee
                         George C. Bowen, Trustee, Vice President, Treasurer
                           and Assistant Secretary
                         Andrew J. Donohue, Vice President and Secretary
                         Caryn R. Halbrecht, Vice President
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors     Deloitte & Touche LLP

================================================================================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                         This is a copy of a report to shareholders of Oppenheimer Intermediate Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Intermediate Municipal Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                   35 Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
 Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

Internet
24-hr access to account
information. Online
transactions now available

-------------------------
 www.oppenheimerfunds.com
-------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

-------------------------
 1-800-525-7048
-------------------------

Account Transactions
Mon-Fri 8:30am-8pm ET

-------------------------
 1-800-852-8457
-------------------------

PhoneLink
24-hr automated information
and automated transactions

-------------------------
 1-800-533-3310
-------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

-------------------------
 1-800-843-4461
-------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

-------------------------
 1-800-835-3104
-------------------------

                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0860.001.0998  November 27, 1998